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                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported): May 7, 2007

                                    EDISON INTERNATIONAL
                   (Exact name of registrant as specified in its charter)

          CALIFORNIA                   001-9936                 95-4137452
(State or other jurisdiction of    (Commission file         (I.R.S. employer
        incorporation)                 number)             identification no.)

                                  2244 Walnut Grove Avenue
                                       (P.O. Box 800)
                                 Rosemead, California 91770
                (Address of principal executive offices, including zip code)

                                        626-302-2222
                    (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

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      This current report includes forward-looking statements. Edison International has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International. Edison
International has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise. This current report should be read with Edison International's Annual Report on Form 10-K for the year ended
December 31, 2006 and subsequent quarterly reports on Form 10-Q.

                      Section 1-- Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Indenture and Supplemental Indentures

      On May 7, 2007, Edison International's indirect subsidiary, Edison Mission Energy
("EME"), completed the private offering of $1,200,000,000 aggregate principal amount of its
7.00% Senior Notes due 2017 (the "2017 Senior Notes"), $800,000,000 aggregate principal amount of its 7.20% Senior Notes due 2019 (the "2019 Senior Notes") and $700,000,000
aggregate principal amount of its 7.625% Senior Notes due 2027 (the "2027 Senior Notes",
and collectively with the 2017 Senior Notes and the 2019 Senior Notes, the "Senior Notes")
pursuant to the terms of a purchase agreement, dated as of May 1, 2007, between EME and several initial purchasers listed on Schedule A thereto (the "Purchasers").

      The Senior Notes are governed by the terms of the Indenture, dated as of May 7, 2007, between EME and Wells Fargo Bank, National Association, as trustee, as supplemented by the
First Supplemental Indenture, dated as of May 7, 2007, setting forth the terms of the 2017
Senior Notes (the "First Supplemental Indenture"), by the Second Supplemental Indenture,
dated as of May 7, 2007, setting forth the terms of the 2019 Senior Notes (the "Second
Supplemental Indenture") and by the Third Supplemental Indenture, dated as of May 7, 2007, setting forth the terms of the 2027 Senior Notes (the "Third Supplemental Indenture," and
together with the First Supplemental Indenture and Second Supplemental Indenture, the
"Supplemental Indentures").

      EME will pay interest on the Senior Notes on May 15 and November 15 of each year, beginning on November 15, 2007. The Senior Notes are redeemable by EME at any time at a price equal to 100% of the principal amount of, plus accrued and unpaid interest and liquidated damages, if any, on, the Senior Notes plus a "make-whole" premium. The 2017
Senior Notes mature on May 15, 2017, the 2019 Senior Notes mature on May 15, 2019 and the
2027 Senior Notes mature on May 15, 2027.

      The Senior Notes are EME's senior unsecured obligations and rank equal in right of payment to all of EME's existing and future senior unsecured indebtedness, and will rank senior to EME's future subordinated indebtedness. EME's secured debt and its other secured obligations are effectively senior to the Senior Notes to the extent of the value of the assets securing such debt or other obligations. None of EME's subsidiaries have guaranteed the Senior Notes and, as a result, all the existing and future liabilities of EME's subsidiaries are effectively senior to the Senior Notes.

      The Indenture, as supplemented by each Supplemental Indenture, contains affirmative and negative covenants and events of default. Upon the occurrence of an event of default
(other than events of default due to certain events of bankruptcy, insolvency and reorganization), the trustee under the Indenture or the holders of not less than 25% of the then-outstanding aggregate principal amount of the Senior Notes may declare all outstanding
Senior Notes to be due and payable immediately.

      The Senior Notes are being offered by the Purchasers to qualified institutional buyers only in accordance with Rule 144A under the Securities Act of 1933, and outside the
United States in accordance with Regulation S under the Securities Act. The Senior Notes have not been and will not be registered under the Securities Act or the laws of any other jurisdiction. Unless and until they are so registered, the Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and the applicable securities laws of other jurisdictions. In connection with the issuance of the
Senior Notes, EME and the Purchasers entered into a registration rights agreement, dated as of May 7, 2007 (the "Registration Rights Agreement"), pursuant to which EME has agreed to offer to exchange the Senior Notes for new issues of substantially identical notes registered under the Securities Act. In the event that EME breaches its obligations under the Registration Rights Agreement, EME will be obligated to pay additional interest to the holders of the Senior Notes.

      Copies of the Indenture and each Supplemental Indenture, attached hereto as Exhibits
4.1, 4.1.1, 4.1.2 and 4.1.3, respectively, are incorporated herein by reference.  The description of the material terms of such agreements is qualified in its entirety by reference to such exhibits.

                       Section 9-- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

      See Exhibit Index below.

                                       EXHIBIT INDEX

Exhibit No.     Description

4.1             Indenture, dated as of May 7, 2007, between Edison
                Mission Energy and Wells Fargo Bank, National
                Association, as trustee (File No. 333-68630, filed as
                Exhibit 4.1 to Edison Mission Energy's Form 8-K dated may
                7, 2007 and filed May 10, 2007)*

4.1.1           First Supplemental Indenture, dated as of May 7, 2007,
                between Edison Mission Energy and Wells Fargo Bank,
                National Association, as trustee, supplementing the
                Indenture, dated as of May 7, 2007 (File No. 333-68630,
                filed as Exhibit 4.1.1 to Edison Mission Energy's Form
                8-K dated may 7, 2007 and filed May 10, 2007)*

4.1.2           Second Supplemental Indenture, dated as of May 7, 2007,
                between Edison Mission Energy and Wells Fargo Bank,
                National Association, as trustee, supplementing the
                Indenture, dated as of May 7, 2007 (File No. 333-68630,
                filed as Exhibit 4.1.2 to Edison Mission Energy's Form
                8-K dated may 7, 2007 and filed May 10, 2007)*

4.1.3           Third Supplemental Indenture, dated as of May 7, 2007,
                between Edison Mission Energy and Wells Fargo Bank,
                National Association, as trustee, supplementing the
                Indenture, dated as of May 7, 2007 (File No. 333-68630,
                filed as Exhibit 4.1.3 to Edison Mission Energy's Form
                8-K dated may 7, 2007 and filed May 10, 2007)*

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*Incorporated herein by reference pursuant to Rule 12b-32.

                                         SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EDISON INTERNATIONAL
                                               (Registrant)

                                       /s/ Linda G. Sullivan
                                       -----------------------------
                                       Linda G. Sullivan
                                       Vice President and Controller

Date:  May 10, 2007